                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           THE L.E. MYERS CO. GROUP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)
                               BYRON D. NELSON
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or
14a-6(j)(2).

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------
-----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           THE L.E. MYERS CO. GROUP
                        2550 WEST GOLF ROAD, SUITE 200
                        ROLLING MEADOWS, ILLINOIS 60008

               NOTICE OF SPECIAL MEETING OF STOCKHOLDERS  TO  BE
                       HELD WEDNESDAY, DECEMBER 14, 1995

         A special meeting of the stockholders of The L.E. Myers Co. Group, a Delaware corporation (the "Company"), will be held at the Company's offices, 2550 West Golf Road, Suite 200, Rolling Meadows, Illinois on Thursday, December 14, 1995 commencing at 9:00 a.m., Chicago time, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to MYR Group Inc.

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on November 3, 1995 has been fixed as the record date for the meeting. Only stockholders of record at that date are entitled to notice of and to vote at the meeting. A list of such stockholders will, for ten days prior to the meeting, be open for examination by any stockholder, for any purpose germane to the meeting, at the office of the Secretary of the Company, Suite 200, 2550 West Golf Road, Rolling Meadows, Illinois during regular business hours.

         The Board of Directors anticipates that the only item of business to be considered at the meeting will be the amendment to the Amended and Restated Certificate of Incorporation changing the Company's name.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Byron D. Nelson, Secretary

Rolling Meadows, Illinois
November 7, 1995

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           THE L.E. MYERS CO. GROUP
                         2550 WEST GOLF ROAD, SUITE 200
                        ROLLING MEADOWS, ILLINOIS 60008
                                 (708) 290-1891

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 14, 1995

                                  INTRODUCTION

         This proxy statement is furnished to the stockholders of The L.E. Myers Co. Group, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the special meeting of stockholders (the "Special Meeting") to be held at the Company's offices, 2550 West Golf Road, Suite 200, Rolling Meadows, Illinois on Thursday, December 14, 1995 commencing at 9:00 a.m., Chicago time, and at any adjournment or adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 7, 1995.

         Proxies will be solicited principally by mail. Arrangements have been made with brokerage houses, custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners of Common Stock held of record by those firms. The Company will reimburse banks, brokers or other nominees for the expenses incurred in forwarding proxy material to beneficial owners. In addition, certain directors and officers and other employees may solicit proxies, without additional remuneration therefor, by personal contact, mail, telephone, telegraph, or electronic communication. The Company will bear the cost of this solicitation.

              RECORD DATE, SHARES OUTSTANDING AND VOTING RIGHTS

         The voting securities of the Company consist solely of its shares of common stock, $1.00 par value ("Common Stock"), 2,382,356 of which were issued and outstanding and entitled to vote at the close of business on November 3, 1995, the record date for the Special Meeting. Each holder of record of shares of Common Stock at the record date is entitled to one vote for each share held on every matter submitted to the Special Meeting. The adoption of the amendment to the Company's Restated and Amended Certificate of Incorporation requires an affirmative vote by the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting. The Board of Directors does not intend to present, and it has no reason to believe that others will present, any other items of business at the Special Meeting. An automated system administered by the Company's transfer agent will be used to tabulate the votes. Broker non-votes will be counted for purposes of determining whether a quorum is present for the meeting. Abstentions and broker non-votes will have the effect of a vote against the proposal to approve the amendment.

        Shares of Common Stock cannot be voted at the Special Meeting unless the holder of record is represented by proxy or present at the meeting in person. The enclosed proxy is a means by which a stockholder may authorize the voting of his shares at the Special Meeting. When the stockholder has properly executed and delivered the proxy, the shares represented thereby will be voted in accordance with the instructions thereon. The enclosed proxy may be revoked by the stockholder giving it at any time before it is exercised, either in person at the meeting, by written notice to the Secretary of the Company or by delivery of any later-dated proxy.

                     PROPOSAL TO CHANGE THE COMPANY'S NAME

         The Board of Directors has adopted, and is recommending to the stockholders for their approval, a resolution to amend the Company's Amended and Restated Certificate of Incorporation (Certificate of Incorporation) to change the name of the Company from The L. E. Myers Co. Group to MYR
Group Inc. In order to effect this change under Delaware law, the Board of Directors recommends that the stockholders of the Company approve the following amendment to Article First of the Certificate of Incorporation:

         First:  That the name of the Corporation is MYR Group Inc.

         The reason for the Board of Directors' approval and recommendation to stockholders is that the Board of Directors believes it is appropriate for the Company to create a new corporate identity which will be distinguished from any one of its operating subsidiaries. Each subsidiary will continue to provide services to its respective clients and market under their well established corporate names.

         If the amendment is adopted, stockholders will not be required to exchange outstanding stock certificates for new certificates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO ARTICLE FIRST OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                        SECURITY OWNERSHIP OF MANAGEMENT

         Set forth below is information as of October 23, 1995 concerning beneficial ownership of Common Stock by directors, executive officers, and all directors and executive officers as a group.

                                                Shares                Exercisable            Percentage
                                           Beneficially Owned       Stock Options        Of Outstanding
                                           ------------------       -------------        --------------
Charles M. Brennan III                          392,750                 163,750               21.9%
William G. Brown                                 50,000                   8,000                2.4%
Allan E. Bulley, Jr.                             10,000                   8,000                 <1%
John M. Harlan                                    - 0 -                   - 0 -                 <1%
Bide L. Thomas                                    1,500                   8,000                 <1%
William S. Skibitsky                              - 0 -                   6,250                 <1%
Elliott C. Robbins                               12,600                  14,500                1.1%
Byron D. Nelson                                  12,500                  14,500                1.1%
All directors and executive officers            475,350                 223,000               26.8%

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Set forth below is information as of October 2, 1995 concerning other principal stockholders known to the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock.

                                                              Shares                         Percentage
                                                           Beneficially                     of the Shares
                                                              Owned                          Outstanding
                                                              -----                          -----------

 Heartland Advisors, Inc.                                    212,000                            8.9%
 790 N. Milwaukee St.
 Milwaukee, WI  53202

 Shufro, Rose & Ehrman, Inc.                                 158,675                            6.7%
 745 Fifth Avenue
 New York, NY  10151-2600

 T. Rowe Price Associates, Inc.                              160,000                            6.7%
 P. O. Box 89000
 Baltimore, MD  21289-1009

 Dimensional Fund Advisors Inc.(1)                           121,940                            5.1%
 1299 Ocean Avenue
 Santa Monica, CA 90401
 (1) as of June 30, 1995


                               OTHER INFORMATION

STOCKHOLDER PROPOSALS

     Proposals specified in the Company's proxy materials. Any proposal which a stockholder wishes to have considered by the Company for inclusion in the proxy materials of the Board of Directors for the 1996 annual meeting of stockholders should be sent to the Secretary of the Company in writing and must be received before December 31, 1995.

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

                                             By Order of The Board of Directors,

                                             Byron  D. Nelson, Secretary

Rolling Meadows, Illinois
November 7, 1995

                              FORM OF PROXY - FRONT

PROXY                       THE L. E. MYERS CO. GROUP                      PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         FOR THE SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 14, 1995

The stockholder(s) of The L. E. Myers Co. Group signing and dating such signature(s) on the reverse side hereof (the "STOCKHOLDER(S)") hereby appoint Charles M. Brennan III, Byron D. Nelson and Elliott C. Robbins proxies, with full authority, which may be exercised by any one or more of them, with power of substitution, to vote and act for the STOCKHOLDER(S) at the Special Meeting of Stockholders to be held at the Company's offices at the Meadows Corporate Center, Suite 200, 2550 West Golf Road, Rolling Meadows, Illinois, 60008-4007 at 9:00 a.m. on Thursday, December 14, 1995, and at any adjournment thereof, as designated on the reverse side hereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   Check here for address change    Check here if you plan to attend the meeting

New Address:
             --------------------------

             --------------------------

             --------------------------

                  (Continued and to be signed on reverse side)





                            FORM OF PROXY - BACK SIDE

        Approval of Amendment to Article First of the Company's             For       Against       Withhold
        Amended and Restated Certificate of Incorporation Changing
        the Company's name to MYR Group Inc.

        THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE AMENDMENT




                                             The undersigned acknowledges
                                             receipt of the Notice of Special
                                             Meeting of Stockholders and of the
                                             Proxy Statement.

                                             Dated:                       , 1995
                                                   -----------------------

                                             -----------------------------------

                                             -----------------------------------
                                                         Signature(s)

                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                             APPEARS. JOINT OWNERS SHOULD EACH
                                             SIGN PERSONALLY. WHERE APPLICABLE,
                                             INDICATE YOUR OFFICIAL POSITION OR
                                             REPRESENTATION CAPACITY.